[LOGO] ACCESS FINANCIAL


                              [LETTERHEAD]


                           ACCESS FINANCIAL CORP.

    The undersigned certifies that he/she is a Servicing Officer of Access Financial Corp., a Delaware corporation (the "company"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

    1. The Monthly Report for the period 05/01/96 to 05/31/96 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

    2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

    3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is "0.0".

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1996.



                                    ACCESS FINANCIAL CORP.


                                    By:   /s/ Gary V. Busch
                                          --------------------------------------
                                          Name:  Gary V. Busch
                                          Title:  Vice President

1996-1
Month-end: 05/31/96

               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1


                         Distribution Date:                6/15/96


                 Amount reimbursable to the Servicer                        44.80
                                                                 ----------------
SENIOR CERTIFICATES
        1(a)   Amount Available (including Monthly
               Servicing Fee)                                        1,838,063.15
                                                                 ----------------
         (b)   Class A-6 Interest Deficiency Amount
               (if any) and Class B-1 Interest Deficiency
               Amount (if any) withdrawn for prior
               Remittance Date                                               0.00
                                                                 ----------------
         (c)   Amount Available after giving effect to
               withdrawl of Class A-6 Interest Deficiency
               Amount and Class B-1 Interest Deficiency
               Amount for prior Remittance Date                      1,838,063.15
                                                                 ----------------
Interest
      2  Aggregate Interest (total):                                   689,691.35
                                                                 ----------------
         (a)  Class A-1 Remittance Rate                           6.4
                                                                 ----------------
         (b)  Class A-1 Interest                                       178,901.33
                                                                 ----------------
         (c)  Class A-2 Remittance Rate                           6.75
                                                                 ----------------
         (d)  Class A-2 Interest                                       148,275.00
                                                                 ----------------
         (e)  Class A-3 Remittance Rate                           6.975
                                                                 ----------------
         (f)  Class A-3 Interest                                       138,697.88
                                                                 ----------------
         (g)  Class A-4 Remittance Rate                           7.30
                                                                 ----------------
         (h)  Class A-4 Interest                                        73,699.58
                                                                 ----------------
         (i)  Class A-5 Remittance Rate                           7.575
                                                                 ----------------
         (h)  Class A-5 Interest                                       150,117.56
                                                                 ----------------

      3  Amount applied to:
         (a)  Unpaid Senior Interest Shortfall
                                                                             0.00
                                                                 ----------------
      4  Remaining:
         (a)  Unpaid Senior Interest Shortfall
                                                                             0.00
                                                                 ----------------


Principal                                         Count
         Prior Period Ending Scheduled Balance       5,660         161,980,708.01
                                                    -----------------------------
      5  Formula Principal Distribution Amount

    (a)  Scheduled principal                                           234,520.28
                                                                 ----------------
    (b)  Principal Prepayments (PIF & Curtailments)     (7)            257,985.10
                                                    -----------------------------
    (c)  Liquidated Contracts                            0                   0.00
                                                    -----------------------------
    (d)  Repurchases (Principal)                                             0.00
                                                                 ----------------
    (e)  Accelerated Principal                                         372,675.11
                                                                 ----------------
                                                                       865,180.49
                                                                 ----------------
      6  Pool Count/Scheduled Principal Balance      5,653         161,488,202.63
                                                    -----------------------------
      7  Unpaid Senior Principal Shortfall (if any)
         following prior Remittance Date                                     0.00
                                                                 ----------------

      8  Senior Percentage for such Remittance Date
         (Until Class B Cross-Over Date, and on each
         Remittance Date thereafter unless each Class B
         Principal Distribution Test is satisfied, equals
         Senior Principal Balance divided by Pool
         Scheduled Principal Balance)                             100.00
                                                                 ----------------

      9  Senior Percentage for the following
         Remittance Date                                          100.00
                                                                 ----------------

     10  Senior principal distribution:
         (a)  Class A-1                                                865,180.49
                                                                 ----------------
         (b)  Class A-2                                                      0.00
                                                                 ----------------
         (c)  Class A-3                                                      0.00
                                                                 ----------------
         (d)  Class A-4                                                      0.00
                                                                 ----------------
         (e)  Class A-5                                                      0.00
                                                                 ----------------

     11  (a)  Class A-1 Ending Principal Balance                    32,678,819.51
                                                                 ----------------
         (b)  Class A-2 Ending Principal Balance                    26,360,000.00
                                                                 ----------------
         (c)  Class A-3 Ending Principal Balance                    23,862,000.00
                                                                 ----------------
         (d)  Class A-4 Ending Principal Balance                    12,115,000.00
                                                                 ----------------
         (e)  Class A-5 Ending Principal Balance                    23,781,000.00
                                                                 ----------------

     12  Unpaid Senior Principal Shortfall (if any)
         following current Remittance Date                                   0.00
                                                                 ----------------

                                     Page 2

CLASS A-6 CERTIFICATES
     13 Class A-6 Amount Available

                                                                     283,191.31
                                                         ----------------------

Interest

     14 Aggregate Interest
        (a)  Class A-6 Remittance Rate (    %
             unless Weighted Average Contract
             Rate is below      %)                       7.975
                                                         ----------------------
        (b)  Class A-6 Interest                                       84,827.42
                                                         ----------------------
     15 Amount applied to Unpaid Class A-6
        Interest Shortfall                                                 0.00
                                                         ----------------------
     16 Amount applied to Class A-6 Interest
        Deficiency Amount                                                  0.00
                                                         ----------------------
     17 Remaining unpaid Class A-6 Interest
        Deficiency Amount                                                  0.00
                                                         ----------------------
     18 Remaining Unpaid Class A-6 Interest
        Shortfall                                                          0.00
                                                         ----------------------

Principal

     19 Formula Principal Distribution Amount (total):                     0.00
                                                         ----------------------
        (a)  Scheduled principal                                           0.00
                                                         ----------------------
        (b)  Principal Prepayments                                         0.00
                                                         ----------------------
        (c)  Liquidated Contracts                                          0.00
                                                         ----------------------
        (d)  Repurchases                                                   0.00
                                                         ----------------------
        (e)  Accelerated Principal                                         0.00
                                                         ----------------------
     20 Pool Scheduled Principal Balance                         161,488,202.63
                                                         ----------------------
     21 Class A-6 Percentage after prior
        Remittance Date                                  0.00
                                                         ----------------------
     22 Class A-6 Percentage for such Remittance
        Date                                             0.00
                                                         ----------------------
     23 Class A-6 Percentage for the following
        Remittance Date                                  0.00
                                                         ----------------------
     24 Class A-6 principal distribution:
        (a)  Class A-6 (current)                                           0.00
                                                         ----------------------
        (b)  Unpaid Class A-6 Principal Shortfall
             (if any) following prior Remittance Date                      0.00
                                                         ----------------------
     25 Unpaid Class A-6 Principal Shortfall (if any)
        following current Remittance Date                                  0.00
                                                         ----------------------
        Class A-6 Principal Balance                               12,764,000.00
                                                         ----------------------

Class B Principal Distribution Tests (tests must be
satisfied on or after the Remittance Date occurring in
June 1999)                                                        n/a
                                                         ----------------------

                                    Page 3


     26 Average Sixty-Day Deliquency Ratio Test
        (a)  Sixty-Day Deliquency Ratio for
             current Remittance Date                                      0.36%
                                                         ----------------------
        (b)  Average Sixty-Day Delinquency Ratio
             (arithmetic average of ratios for this
             month and two preceding months; may not
             exceed   5  %)                                               0.36%
                                                         ----------------------

     27 Average Thirty-Day Delinquency Ratio Test
        (a)  Thirty-Day Delinquency Ratio for
             current Remittance Date                                      2.12%
                                                         ----------------------
        (b)  Average Thirty-Day Delinquency Ratio
             (arithmetic average of ratios for this
             month and two preceding months; may not
             exceed   7  %)                                               2.12%
                                                         ----------------------

     28 Cumulative Realized Losses Test
        (a)  Cumulative Realized Losses for current
             Remittance Date (as a percentage of Cut-off
             Date Pool Principal Balance; may not exceed
             7% from June 1, 2000 to May 31, 2001, 8% from
             June 1, 2001 to May 31, 2002, 9% from June 1,
             2002 and thereafter)                                         0.00%
                                                         ----------------------

                                                                          0.00
                                                         ----------------------

     29 Current Realized Losses Test
        (a)  Current Realized Losses for current
             Remittance Date                                              0.00
                                                         ----------------------
        (b)  Current Realized Loss Ratio (total
             Realized Losses during the 12 immediately
             preceding Collection Period, divided by the
             arithmetic average of Pool Scheduled Balances
             as of the preceding Collection Period and the
             Pool Scheduled Balance as of the last day of
             the immediately preceding Collection Period;
             may not exceed 2.75%)                                        0.00%
                                                         ----------------------

     30 Class B Principal Balance Test
        (a)  Class B Principal Balance will be considered
             satisfied for any Remittance Date, that the
             sum of the Class B Principal Balance and the
             Overcollateralization Amount as of such
             Remittance Date, before giving effect to
             distributions on such Remittance Date, is
             greater than or equal to $3,239,614.                 30,047,213.39
                                                         ----------------------

                                    Page 4


CLASS B-1 CERTIFICATES

     31 Amount Available less the Senior Distribution
        Amount and Class A-6 Distribution Amount                     198,363.89
                                                         ----------------------
Interest

     32 Class B-1 Remittance Rate                        8.040
                                                         ----------------------
     33 Class B-1 Interest                                           117,591.70
                                                         ----------------------
     34 Current Interest                                             117,591.70
                                                         ----------------------
     35 Amount applied to Unpaid Class B-1 Interest
        Shortfall                                                          0.00
                                                         ----------------------
     36 Amount applied to Class B-1 Interest Deficiency
        Amount                                                             0.00
                                                         ----------------------
     37 Remaining unpaid Class B-1 Interest Deficiency
        Amount                                                             0.00
                                                         ----------------------
     38 Remaining Unpaid Class B-1 Interst Shortfall                       0.00
                                                         ----------------------

Principal

     39 Unpaid Class B-1 Principal Shortfall (if any)
        following prior Remittance Date                                    0.00
                                                         ----------------------
     40 (a)  Class B Percentage for such Remittance
             Date (until Class B Cross-over Date, and on
             each Remittance Date thereafter unless each
             Class B Principal Distribution Test is
             satisfied, equals zero. Thereafter, if each
             Class B Principal Distribution Test is
             satisfied, equals 100% minus Senior
             Percentage)                                 0.00
                                                         ----------------------
         (b) Class B Percentage for the following
             Remittance Date                             0.00
                                                         ----------------------

     41 Current Principal (Class B Percentage of Formula
        Principal Distribution Amount)                                     0.00
                                                         ----------------------
     42 (a)  Class B-1 Principal Shortfall                                 0.00
                                                         ----------------------
        (b)  Unpaid Class B-1 Principal Shortfall                          0.00
                                                         ----------------------
     43 Class B Principal Balance                                 27,124,000.00
                                                         ----------------------
     44 Class B-1 Principal Balance                               17,551,000.00
                                                         ----------------------

1996-1
Month-end: 05/31/96

CLASS B-2 CERTIFICATES
    45 Remaining Amount Available                                        80,772.19
                                                                ------------------

Interest

    46 Class B-2 Remittance Rate (  %, unless
       Weighted Average Contract Rate is less than    %)        10.125
                                                                ------------------
    47 Class B-2 Interest                                                80,772.19
                                                                ------------------
    48 Current Interest                                                  80,772.19
                                                                ------------------
    49 Amount applied to Unpaid Class B-2 Interest Shortfall
                                                                              0.00
                                                                ------------------
    50 Remaining Unpaid Class B-2 Interest Shortfall                          0.00
                                                                ------------------

Principal

    51 Unpaid Class B-2 Principal Shortfall (if any)
       following prior Remittance Date                                        0.00
                                                                ------------------
    52 Class B-2 Principal Liquidation Loss Amount                            0.00
                                                                ------------------
    53 Current principal (zero until Class B-1 paid
       down; thereafter, Class B Percentage of
       Forumla Principal Distribution Amount)                                 0.00
                                                                ------------------
    54 Class B-2 Principal Balance                                    9,573,000.00
                                                                ------------------

SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of "month-end".

    56 30-59 days                                                     2,852,551.00
                                                                ------------------
    57 60 days or more                                                  585,705.14
                                                                ------------------
    58 Manufactured Homes repossessed                                            3
                                                                ------------------
    59 Manufactured Homes reposessed but remaining
       in inventory                                                              3
                                                                ------------------
    60 Weighted Average Contract Rate of all
       outstanding Contracts (Note: Does not include
       servicing fee.)                                          9.45084
                                                                ------------------


                                    Page 6


RESIDUAL CERTIFICATES

    61
    (a) Monthly Servicing Fee (deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company is not
        the Servicer; deducted from funds remaining
        after payment of Senior Distribution Amount,
        Class A-6 Distribution Amount, Class B-1
        Distribution Amount, and Class B-2
        Distribution Amount, if the Company is
        the Servicer)                                                         0.00
                                                                ------------------
    (b) Monthly interest on certificate account:                              0.00
                                                                ------------------

CLASS A-6, CLASS B-1, AND CLASS B-2 CERTIFICATES

    62 Class A-4 Interest Deficiency on such Remittance Date
                                                                              0.00
                                                                ------------------
    63 Class B-1 Interest Deficiency on such Remittance Date
                                                                              0.00
                                                                ------------------
    64 Class B-2 Interest Deficiency on such Remittance Date
                                                                              0.00
                                                                ------------------

REPOSSESSED CONTRACTS

    65 Repossessed Contracts                                            115,666.05
                                                                ------------------
    66 Repossessed Contracts Remaining in Inventory
                                                                        115,666.05
                                                                ------------------

ACCELERATED PRINCIPAL CALCULATION

    67 Remaining Amount Available                                             0.00
                                                                ------------------
    68 Accelerated Principal                                            372,675.11
                                                                ------------------

RESIDUAL CERTIFICATES

    69 Class "C" Distribution Amount (excess, if any,
       1/12 Weighted Net Contract Rate at beginning x pool
       scheduled balance at beginning MINUS the Certificate
       Interest [A-1 to B-2] Distribution Amount for date.)                   0.00
                                                                ------------------
    70 Release Amount (if B-2 is zero)                                        0.00
                                                                ------------------
    71 Reimburse Residual Certificaticate Holder per
       Section 10.06 (REMIC Tax Matters)                                      0.00
                                                                ------------------
    72 Remaining to Residual Holder                                           0.00
                                                                ------------------

Please contact the Bondholder Relations Department of the Bank of New York at (212) 815 - 2793 with any questions regarding this Statement on your Distribution.

                                     Page 7